UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): July 28, 2003

                           FIRST COLONIAL GROUP, INC.
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             (Exact name of Registrant as specified in its charter)

             Pennsylvania             000-11526                 23- 2228154
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   (State or other jurisdiction of  (Commission            (I.R.S. Employer
     incorporation or organization) File Number)          Identification Number)

                                76 S. Main Street
                               Nazareth, PA 18064
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          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code: 610-746-7300
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Item 9.  Regulation FD Disclosure


On July 28, 2003, First Colonial Group, Inc.'s subsidiary, Nazareth National Bank, announced plans to open a full-service branch at 1504 S. 4th Street, Allentown in August. A copy of this announcement is filed as Exhibit 99.2 to this Report and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           First Colonial Group, Inc.



                             By: /s/ Reid L. Heeren
                                 ---------------------------------
                                 Vice President and Chief Financial Officer

Date: July 28, 2003